Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 21, 2020, by and among JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (“Borrower”), JERNIGAN CAPITAL, INC., a Maryland corporation (“REIT”), each of the entities identified as a “Subsidiary Guarantor” on the signature pages of this Amendment (collectively the “Subsidiary Guarantors”; the REIT and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), RAYMOND JAMES BANK, N.A., (“Raymond James”), BMO HARRIS BANK N.A., (“BMO”), TRUSTMARK NATIONAL BANK (“Trustmark”), FIRSTBANK (“FirstBank”), TRIUMPH BANK (“Triumph”), RENASANT BANK (“Renasant”), PINNACLE BANK (“Pinnacle”), SYNOVUS BANK (“Synovus”), TRUIST BANK (“Truist”), and IBERIABANK, a division of First Horizon Bank (“IberiaBank”; KeyBank, Raymond James, BMO, Trustmark, FirstBank, Triumph, Renasant, Pinnacle, Synovus, Truist and IberiaBank, collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 26, 2020 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the REIT and certain of the Subsidiary Guarantors executed and delivered to Agent and the Lenders that certain Second Amended and Restated Unconditional Guaranty of Payment and Performance dated as of March 26, 2020 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”); and

WHEREAS, certain of the Subsidiary Guarantors have become parties to the Guaranty by virtue of the execution and delivery to Agent of Joinder Agreements of various dates; and

WHEREAS, certain of the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.         Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.         Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)        By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Acknowledgment.  The Acknowledgment executed by JCAP Manhattan in favor of the Agent, acknowledging the pledge of Equity Interests in JCAP Manhattan to the Agent, such Acknowledgment to be in form and substance satisfactory to the Agent, as the same may be modified, amended or restated.

Assignment of Interests.  The Collateral Assignment of Interests executed by the Borrower in favor of the Agent, such agreement to be in form and substance satisfactory to the Agent, as the same may be modified, amended or restated.

JCAP  Manhattan.  Mequity 150th Street, LLC, a Delaware limited liability company,  and the owner of the JCAP Manhattan Property.

JCAP Manhattan Property.  The Self-Storage Property located at 465 W. 150th St., New York, NY.”

(b)        By deleting in their entirety the definitions of “Borrowing Base Availability”, “Borrowing Base Property or Borrowing Base Properties”, “Security Documents” and “Title Policy” appearing on §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Borrowing Base Availability.  The sum of:

(a)        for Tranche A Loans: Borrowing Base Availability for Borrowing Base Loans, as calculated for each individual Borrowing Base Loan, shall be the amount which is the lesser of:

(i)         The maximum principal amount which would not cause the Outstanding Loans and Letter of Credit Liabilities under the Tranche A Loans to be greater than sixty percent (60%) of the Mortgage Loan Collateral Value; and

(ii)       The maximum principal amount which would not cause the Outstanding Loans and Letter of Credit Liabilities under the Tranche A Loans to be greater than fifty percent (50%) of the underlying Real Estate Asset Fair Value.

The aggregate Borrowing Base Availability for Tranche A Loans shall be the sum of the amount determined under this clause (a) for each Borrowing Base Loan.

(b)        for Tranche B Loans: Borrowing Base Availability for Non-Stabilized Real Estate Collateral, as calculated for each individual applicable Borrowing Base Property, shall be the amount which is the lesser of:

(i)         The maximum principal amount which would not cause the Outstanding Loans and Letter of Credit Liabilities under the Tranche B Loan to be greater than sixty percent (60%) (or with respect to the JCAP Manhattan Property to the extent it is secured by the Assignment of Interests and not a Mortgage, fifty-five percent (55%)) of the Real Estate As-Stabilized Value of such Borrowing Base Property;

(ii)       The maximum principal amount which would not cause the Outstanding Loans and Letter of Credit Liabilities under the Tranche B Loan to be greater than seventy-five percent (75%) (or with respect to the JCAP Manhattan Property to the extent it is secured by the Assignment of Interests and not a Mortgage, sixty-five percent (65%)) of the Property Development Cost of such Borrowing Base Property; and

(iii)      Whichever of clause (A), (B) or (C) is then applicable:

(A)       The maximum principal amount which would not cause the ratio of (1) Stabilized Adjusted Net Operating Income from such Borrowing Base Property divided by (2) the Implied Debt Service Coverage Amount to be less than 1.35 to 1.00 (or with respect to the JCAP Manhattan Property to the extent it is secured by the Assignment of Interests and not a Mortgage, 1.50 to 1.00).  For purposes of this calculation, the outstanding balance of Loans and Letter of Credit Liabilities for  the Implied Debt Service Coverage Amount will be the maximum principal amount that such Borrowing Base Property would support in compliance with the terms of this subsection.

(B)       For any Non-Stabilized Real Estate Collateral that has been included as a Borrowing Base Asset under Tranche B for greater than eighteen (18) months, the maximum principal amount which would not cause the ratio of (1) Actual Adjusted Net Operating Income for the applicable Non-Stabilized Real Estate Collateral divided by (2) the Implied Debt Service Coverage Amount to be less than 0.50 to 1.00.  For purposes of this calculation, the oustanding balance of Loans and Letter of Credit Liabilities for the Implied Debt Service Coverage Amount will be the maximum principal amount that such Borrowing Base Property would support in compliance with the terms of this subsection.

(C)       For any Non-Stabilized Real Estate Collateral that has been included as a Borrowing Base Asset under Tranche B for greater than thirty (30) months, the maximum principal amount which would not cause the ratio of (1) Actual Adjusted Net Operating Income for the applicable Non-Stabilized Real Estate Collateral divided by (2) the Implied Debt Service Coverage Amount to be less than 1.00 to 1.00.  For purposes of this calculation, the outstanding balance of the Loans and Letter of Credit Liabilities for the Implied Debt Service Coverage Amount will be the maximum principal amount that such Borrowing Base Property would support in compliance with the terms of this subsection.

The aggregate Borrowing Base Availability for Tranche B Loans shall be the sum of the amount determined under this clause (b) for each applicable Borrowing Base Property.

(c)        for Tranche C Loans: Borrowing Base Availability for Stabilized Real Estate Collateral, as calculated for each individual applicable Borrowing Base Property, shall be the lesser of:

(i)         The maximum principal amount which would not cause the Outstanding Loans and Letter of Credit Liabilities under the Tranche C Loan to be greater than sixty-five percent (65%) (or with respect to the JCAP Manhattan Property to the extent it is secured by the Assignment of Interests and not a Mortgage, sixty percent (60%)) of the Real Estate As-Is Value; and

(ii)       The maximum principal amount which would not cause the ratio of (i) Adjusted Net Operating Income from such Borrowing Base Property divided by (ii) the Implied Debt Service Coverage Amount to be less than 1.30 to 1.00 (or with respect to the JCAP Manhattan Property to the extent it is secured by the Assignment of Interests and not a Mortgage, 1.50 to 1.00).  For purposes of this calculation, the outstanding balance of the Loans and Letter of Credit Liabilities for the Implied Debt Service Coverage Amount will be the maximum principal amount that such Borrowing Base Property would support in compliance with the terms of this subsection.

The aggregate Borrowing Base Availability for Tranche C Loans shall be the sum of the amount determined under this clause (c) for each applicable Borrowing Base Property.

(d)        Notwithstanding the foregoing, the Borrowing Base Availability shall be reduced by the amount of the Operating and Interest Holdback.

Notwithstanding the foregoing, (x) if the Borrowing Base Availability attributable to a Borrowing Base Property that is encumbered by a Mortgage increases after such property first becomes a Borrowing Base Property, such increased value shall not be included in the calculation of Borrowing Base Availability until Borrower increases the coverage under the Title Policy for such Borrowing Base Property (and any tie-in endorsements included in the Title Policies for the other Borrowing Base Properties) to 110% of such increased Borrowing Base Availability, and (y) the Borrowing Base Availability attributable to a Borrowing Base Property shall not exceed the principal amount to which recovery under the applicable Mortgage is limited provided that such Mortgage may be amended to increase such limit.

Borrowing Base Property or Borrowing Base Properties.  At the time of determination, the Eligible Real Estate owned by a Subsidiary Guarantor and which satisfies the provisions of this Agreement to be included in the calculation of Tranche B Availability or Tranche C Availability within the Borrowing Base Availability, and has actually been included in the calculation of Borrowing Base Availability, and that is security for the Obligations pursuant to the Mortgages and Assignments of Leases and Rents (or with respect to the JCAP Manhattan Property, that is security for the Obligations pursuant to the pledge of Equity Interests in JCAP Manhattan that owns the JCAP Manhattan Property pursuant to the Assignment of Interests).

Security Documents. Collectively, the Joinder Agreements, the Assignments of Documents, the Mortgages, the Assignments of Leases and Rents, the Assignment of Hedge, the Indemnity Agreement, the Subordination of Management Agreement, the Assignment of Interests, the Acknowledgment, any other security documents executed and delivered pursuant to §5.3, the UCC-1 financing statements and any further collateral assignments to the Agent for the benefit of the Lenders.

Title Policy.  With respect to each of the Borrowing Base Properties, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Agent) issued by a Title Insurance Company (with such reinsurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under Applicable Law) in an amount as the Agent may reasonably require based upon the fair market value of the applicable Borrowing Base Property insuring the priority of the Mortgage thereon and that the Subsidiary Guarantor holds marketable or indefeasible (with respect to Texas) fee simple or leasehold (for the avoidance of doubt, leaseholds shall only be permitted with respect to Borrowing Base Properties) title to such parcel, subject only to the encumbrances acceptable to Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Agent may reasonably require and is available in the State in which the Borrowing Base Property is located, including but not limited to (i) a comprehensive endorsement, (ii) a variable rate of interest endorsement, (iii) a usury endorsement if available at a reasonable cost, (iv) a doing business endorsement, (v) if required by Agent to the extent Borrower has not otherwise delivered satisfactory evidence of compliance with zoning of the applicable Borrowing Base Property, an ALTA form 3.1 zoning endorsement, (vi) a “tie-in” endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Borrowing Base Properties, (vii) “first loss” and “last dollar” endorsements, and (viii) a utility location endorsement. With respect to the JCAP Manhattan Property, an ALTA standard form owner’s title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of owner’s title insurance policy reasonably acceptable to the Agent) issued by a Title Insurance Company (with such reinsurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under Applicable Law) in an amount approved by the Agent insuring that JCAP Manhattan holds marketable fee simple title to the JCAP Manhattan Property, subject only to the encumbrances acceptable to Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Leases) or matters which would be shown by a survey, and shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion.”

(c)        By inserting the following as subparagraph (o) of §1.2 of the Credit Agreement:

“(o)      The JCAP Manhattan Property may be included as a Borrowing Base Property and the calculation of the Tranche B Availability or Tranche C Availability, as applicable, provided that the terms of this Agreement are satisfied (including the delivery of the Joinder Agreement, Assignment of Interests and related documents described in this Agreement), and the JCAP Manhattan Property shall be considered Real Estate for the purposes hereof.”

(d)        By deleting in its entirety the introductory paragraph to §5.4 of the Credit Agreement, and inserting in lieu thereof the following:

“Provided no Default or Event of Default shall have occurred hereunder and be continuing (or would exist immediately after giving effect to the transactions contemplated by this §5.4 other than an Event of Default that would be cured by effectuating such release as provided in §12.2(b)), the Agent shall release a Borrowing Base Asset from the lien or security title of the Security Documents encumbering the same (and if such release relates to the JCAP Manhattan Property, such release shall include the Equity Interests in JCAP Manhattan pledged pursuant to the Assignment of Interests) upon the request of the Borrower subject to and upon the following terms and conditions:”

(e)        By deleting in its entirety §6.19(d) of the Credit Agreement, and inserting in lieu thereof the following:

“(d)      None of the Borrower, the Guarantors, their respective Subsidiaries nor the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Mortgages, the acceptance of the Assignment of Interests or to the effectiveness of any other transactions contemplated hereby, except for such matters with which the Borrower, the Guarantors, their respective Subsidiaries shall have complied with as of the Closing Date.”

(f)        By deleting in its entirety clause (v) of §6.22 of the Credit Agreement, and inserting in lieu thereof the following:

“(v) neither Borrower nor any Subsidiary Guarantor has received any written notice of, and none of them has any knowledge of, any approvals, consents, licenses, permits, utility installations and connections (including, without limitation, drainage facilities), curb cuts and street openings, required by Applicable Laws or any agreement affecting such Borrowing Base Property for the maintenance, operation, servicing and use of such Borrowing Base Property or any Building for its current use (hereinafter referred to as the “Project Approvals”) which have not been granted, effected, or performed and completed (as the case may be), in accordance with the timeline required thereunder, or any fees or charges therefor which have not been fully paid before becoming delinquent, or which are no longer in full force and effect, and no Project Approvals will terminate, or become void or voidable or terminable on any foreclosure sale of such Borrowing Base Property pursuant to the applicable Mortgage or any foreclosure sale of any Equity Interests pursuant to the Assignment of Interests,”

(g)        By deleting in its entirety §7.5(h) of the Credit Agreement, and inserting in lieu thereof the following:

“(h)      Notice of Defaults Under Organizational Agreements.  The Borrower will, within five (5) Business Days of notice or receipt, provide to the Agent copies of any and all written notices of default under any operating agreement or other organizational agreement of JCAP Manhattan to which Borrower is a party or of any failure by the Borrower to perform any material obligation under any such operating agreement or other organizational agreement.”

(h)        By inserting the following to the end of, and as part of, §7.13 of the Credit Agreement:

“Notwithstanding any representation, warranty or covenant to the contrary contained in the Mortgages, the Assignments of Leases and Rents or the Assignment of Interests regarding the collection or acceptance of payment of any ‘Revenues’ (as defined in the Mortgages) at Borrowing Base Properties more than one (1) month prior to the due dates of such Revenues, the owner of the applicable Borrowing Base Property may accept and collect prepayment of an installment of base rent for an individual storage unit more than one (1) month prior to the due date of such installment provided that (i) the aggregate amount of such base rent collected more than three (3) months prior to the due date of such installment shall not at any time exceed either (A) seven and one-half percent (7.5%) of the total monthly base rent payable with respect to such Borrowing Base Property (such limit, the ‘7.5% Property Limit’) or (B) two percent (2%) of the total monthly base rent payable with respect to all of the Borrowing Base Properties (such limit, the ‘2% Portfolio Limit’), and (ii) the aggregate amount of such base rent collected more than twelve (12) months prior to the due date of such installment shall be de minimis and in any event, such aggregate amount, when added to the amount collected pursuant to the preceding clause (i), shall not cause either the 7.5% Property Limit or the 2% Portfolio Limit to be exceeded.  Without limiting any other right or remedy of the Agent and the Lenders, after the occurrence and during the continuance of an Event of Default, Borrower shall pay or cause to be paid to Agent (A) within three (3) Business Days of such occurrence of  Event of Default as a prepayment of the Obligations, any and all rents previously collected or accepted by or on behalf of Borrower or a Guarantor as a prepayment of such rents that are due more than one (1) month after the occurrence of such Event of Default, and (B) as a prepayment of the Obligations, any and all rents thereafter collected or accepted by or on behalf of Borrower or a Guarantor as a prepayment of such rents greater than one (1) month prior to the due date of such installment, such prepayment to be made within three (3) Business Days of such collection or acceptance of an installment of rent greater than one (1) month prior to the due date of such installment.  Collection of base rent for individual storage units in compliance with this §7.13, shall not be deemed a breach of any representation, warranty or covenant to the contrary contained in the Mortgages, the Assignments of Leases and Rents or the Assignment of Interests.”

(i)         By deleting in their entirety clauses (ii), (v) and (xiv) of §8.2 of the Credit Agreement, and inserting in lieu thereof the following:

“(ii)      Liens on assets other than (A) the Collateral or the JCAP Manhattan Property or any asset or right related thereto or (B) any direct or indirect interest of the Borrower, any Guarantor or any Subsidiary of the Borrower in any Guarantor, in respect of judgments permitted by §8.1(e);

(v)        liens on Real Estate (but excluding (A) the Collateral or the JCAP Manhattan Property or any asset or right related thereto and (B) any direct or indirect interest of the Borrower in any Subsidiary Guarantor) to secure Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors or owners of interests in Subsidiary Guarantors permitted by §8.1(g) and (h);

(xiv)     Liens on assets of Borrower or its Subsidiaries (but not any Subsidiary Guarantor) other than (A) the Collateral or the JCAP Manhattan Property or any asset or right related thereto or (B) any direct or indirect interest of the Borrower, any Guarantor or any Subsidiary of the Borrower in any Guarantor, securing Indebtedness and other obligations in an aggregate amount not exceeding $250,000 at any time outstanding.”

(j)         By deleting in its entirety §8.13 of the Credit Agreement, and inserting in lieu thereof the following:

“§8.13  Equity Pledges.  Notwithstanding anything in this Agreement to the contrary, neither the Borrower nor the REIT will create or incur or suffer to be created or incurred any Lien on any legal, equitable or beneficial interest of the REIT in the Borrower or, except for any Lien in favor of Agent under the Loan Documents, of Borrower in any Subsidiary Guarantor, including, without limitation, any Distributions or rights to Distributions on account thereof.”

(k)        By deleting in its entirety §8.16 of the Credit Agreement, and inserting in lieu thereof the following:

“§8.16  Changes to Organizational Documents.  Borrower shall not amend or modify, or permit the amendment or modification of, the articles, bylaws, limited liability company agreements or other formation or organizational documents of Borrower or any Guarantor in a manner that would have a material adverse effect on the rights under the Loan Documents of the Agent, the Lenders, the Issuing Lender or the Swing Loan Lender, without the prior written consent of Agent, not to be unreasonably withheld, conditioned or delayed; provided however that nothing herein shall limit the provisions of the Assignment of Interests with respect to any “Company” described therein.”

(l)         By inserting the following as §8.17 of the Credit Agreement:

“§8.17  Non-Encumbrance.  Without implying any limitation upon the generality of §7.19 or §8.2, the Borrower will not, and will not permit any other Person to, create or incur or suffer to be created or incurred or to exist (a) any lien, encumbrance, mortgage, pledge, negative pledge, change, restriction or other security interest of any kind upon the JCAP Manhattan Property or any asset or right related thereto, or (b) any provision of a document, instrument or agreement (other than a Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on the JCAP Manhattan Property or any asset or right related thereto or interest therein as security for the Obligations.”

(m)       By inserting the following after the third (3rd) sentence of §16 of the Credit Agreement:

“Without limiting any other provision of the Loan Documents, in the event that any State, county or municipality thereof or any other Person shall directly or indirectly claim or demand the payment of any mortgage, recording, intangible, documentary stamp or other similar tax or charge with respect to any Security Document (including any claim that the same should have been paid upon initial recording thereof or at any time thereafter, or as condition to enforcement of such Security Document),  the Borrower will pay to the Agent or the Person entitled thereto within ten (10) days of demand the amount of such mortgage, recording, intangible, documentary stamp or other similar tax or charge, together with any interest, penalties or other amounts that may be claimed to be due with respect thereto.”

(n)        By deleting in their entirety subparagraphs (b) and (h) of Schedule 5.3 to the Credit Agreement, and inserting in lieu thereof the following:

“(b)      Security Documents.  (i) Such Security Documents relating to such Real Estate of such Guarantor or Borrowing Base Loan (and if there is a corresponding Mezzanine Loan, then such Mezzanine Loan), including any amendments to or additional Security Documents, in order to grant to the Agent, for the benefit of the Lenders, a first priority perfected lien and security interest in such Real Estate,  the Equity Interests in JCAP Manhattan or Borrowing Base Loan (and Mezzanine Loan, as applicable), as applicable, duly executed and delivered by the respective parties thereto (which with respect to a Borrowing Base Property shall include the delivery to Agent of a Mortgage, Assignment of Leases and Rents and Subordination of Management Agreement, with respect to a Borrowing Base Loan and Mezzanine Loan, shall include the delivery to Agent of the original note or notes duly endorsed in blank and any notice of such assignment as Agent may require be recorded in the applicable public records in the jurisdiction where the real estate securing of such Borrowing Base Loan is located (and shall include any certificates evidencing Equity Interests and transfer powers related to a Mezzanine Loan), and with respect to the JCAP Manhattan Property shall include the Assignment of Interests executed by Borrower, the Acknowledgment, a Joinder and Subordination of Management Agreement and such other documents as may be required by Agent executed by JCAP Manhattan, and the delivery to Agent of certificates evidencing the Equity Interests in JCAP Manhattan together with such transfer powers or assignments as the Agent may reasonably require), and in any case the Agent shall have recorded such UCC financing statements or amendments as the Agent may reasonably require).

(h)        UCC Certification; Bankruptcy and Litigation Searches.  A certification from the Title Insurance Company, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no (i) conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect any property, rights or interests of the Borrower or such Subsidiary Guarantor except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Real Estate (or with respect to JCAP Manhattan, the Equity Interests) or Borrowing Base Loan in the Borrowing Base Assets, (ii) bankruptcy filings or (iii) judgments or pending litigation (except those that are approved by Agent).”

(o)        By inserting the following as subparagraph (dd) of Schedule 5.3 to the Credit Agreement:

“(dd)    Mezzanine Endorsement.  If available, such mezzanine loan, non-imputation or similar endorsements to the owner’s title insurance policy relating to the JCAP Manhattan Property as the Agent may reasonably require, together with proof of payment of all premiums for such endorsement.”

(p)        The Borrowing Base Certificate and Compliance Certificate shall be modified by Borrower and Agent as necessary or appropriate to reflect the terms of this Amendment.

3.         References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.         Consent of Guarantors(a)        .  By execution of this Amendment, each Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5.         Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

(a)        Authorization.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other material instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, and (vi) do not require any material approval or consent of any Person other than those already obtained and as are in full force and effect.

(b)        Enforceability.  This Amendment is the valid and legally binding obligation of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)        Approval.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any disclosure filings with the SEC as may be required with respect to this Amendment.

(d)        Reaffirmation.  Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions or other events permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

(e)        No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

6.         Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

7.         Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

8.         Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

9.         Miscellaneous.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

10.       Effective Date.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)        the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders; and

(b)        the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

JERNIGAN CAPITAL OPERATING
COMPANY, LLC, a Delaware limited liability
company

By:	Jernigan Capital, Inc., a Maryland limited
liability company, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President, Chief
Financial Officer and Treasurer

(SEAL)

REIT:

JERNIGAN CAPITAL, INC., a Maryland
corporation

By:	/s/ Kelly P. Luttrell
Name:	Kelly P. Luttrell
Title:	Senior Vice President, Chief
Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

SUBSIDIARY GUARANTORS:

MIAMI CITY SELF STORAGE 3RD AVE, LLC,

MIAMI CITY SELF STORAGE DORAL 77TH OWNER, LLC;

MIAMI CITY SELF STORAGE 6TH AVE, LLC;

MIAMI CITY SELF STORAGE 28TH LANE, LLC;

MIAMI CITY SELF STORAGE PEMBROKE PINES BLVD OWNER, LLC, each a Florida limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, their sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

BAKERY SQUARE SELF STORAGE, LLC, a Florida limited liability company

By:	Bakery Square Self Storage Parent, LLC, a Florida limited liability company, its manager

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its manager

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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BAKERY SQUARE SELF STORAGE PARENT, LLC, a Florida limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its manager

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

BAKERY SQUARE OPERATIONS, LLC, a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

PLG JACKSONVILLE STORAGE, LLC, a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

LR-BAYSHORE 1, LLC, a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its managing member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

FLEMING ISLAND SS, LLC, a Florida limited liability company

By:	Fleming Island SS Holding, LLC, a Florida limited liability company, its sole member

	By:	JCAP FI Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

			By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

				By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

FLEMING ISLAND SS HOLDING, LLC, a Florida limited liability company,

By:	JCAP FI Holdings, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

JCAP FI HOLDINGS, LLC, a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

EDISON CAPITAL JACKSONVILLE LLC, a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

FIVE POINTS STORAGE OWNER, LLC, a North Carolina limited liability company

By:	Five Points Storage Member, LLC, a North Carolina limited liability company, its sole member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

FIVE POINTS STORAGE MEMBER, LLC, a North Carolina limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

10TH & SEIGLE AVE., LLC, a Delaware limited liability company

By:	10th & Seigle Ave. Holdings, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

NORTHSIDE ATLANTA OWNER, LLC, a Delaware limited liability company

By:	Northside Atlanta VFS, LLC, a Delaware limited liability company, its managing member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

MONROE ATLANTA OWNER, LLC, a Delaware limited liability company

By:	Monroe Atlanta VFS, LLC, a Delaware limited liability company, its managing member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

STORAGE PARTNERS OF MIAMI I, LLC, a Delaware limited liability company

By:	SPMI Holding, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

SPMI HOLDING, LLC;
10 HAMPSHIRE PROPERTY LLC;
7807 KINGSTON PIKE, LLC;
MONROE ATLANTA VFS, LLC;
NORTHSIDE ATLANTA VFS, LLC;
PVR STORAGE, LLC;
MEQUITY VININGS, LLC;
LAUDERDALE STORAGE BUILDERS, LLC;
HURTSBOURNE STORAGE, LLC;
10TH & SEIGLE AVE. HOLDINGS, LLC, each a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, their sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

1835 WASHINGTON SELF STORAGE LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

101 AMERICAN BLVD. W., LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

631 TRANSFER RD., LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

3216 WINNETKA AVE. N., LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

EAST COLONIAL CAPITAL ORLANDO LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

ALAMEDA CAPITAL, LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

MEQUITY 150TH STREET, LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

BT STORAGE INVESTMENTS, LLC, a Delaware limited liability company

By:	VALBARD INVESTMENTS, LLC, a Delaware limited liability company, its managing member

	By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

		By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

VALBARD INVESTMENTS, LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its sole member

	By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer and Treasurer

(SEAL)

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Sara Jo Smith
Name: Sara Jo Smith
Title: Vice President

RAYMOND JAMES BANK, N.A.

By:	/s/ Matt Stein
Name: Matt Stein
Title: Senior Vice President

BMO HARRIS BANK N.A.

By:	/s/ Jonas L. Robinson
Name: Jonas L. Robinson
Title: Senior Vice President

TRUSTMARK NATIONAL BANK

By:	/s/ Michael Peeler
Name: Michael Peeler
Title: Senior Vice President

FIRSTBANK

By:	/s/ Bill Harter
Name: Bill Harter
Title: Senior Vice President

TRIUMPH BANK

By:
Name:
Title:

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RENASANT BANK

By:	/s/ David Bowman
Name: David Bowman
Title: Managing Director

PINNACLE BANK

By:	/s/ Joelle Rogin
Name: Joelle Rogin
Title: Senior Vice President

SYNOVUS BANK

By:	/s/ Zachary Braun
Name: Zachary Braun
Title: Relationship Manager

TRUIST BANK

By:
Name:
Title:

IBERIABANK, a division of First Horizon Bank

By:	/s/ Luke Yancy
Name: Luke Yancy
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement – KeyBank/Jernigan]